PROSPECTUS SUPPLEMENT                         This Prospectus Supplement,
FOR THE PERIOD ENDING                         filed  pursuant to Rule 424(b)(3),
JANUARY 31, 2000 TO                           relates to Registration Statement
PROSPECTUS DATED                              No. 33-71504-01 and the
NOVEMBER 16, 1993                             Prospectus dated November 16, 1993



                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2000



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                      0-23108                     Not Applicable
---------                     --------                    ---------------
(State of                     (Commission                 (IRS Employer
organization)                 File Number)                Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                 19720
----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7184

                                 Not Applicable
                           -------------------------
                 (Former address, if changed since last report)

                                  Page 1 of 171
                         Index to Exhibits is on page 8

Item 5.  Other Events
         ------------

A)       Series 1993-3:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)       Series 1994-2:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)       Series 1994-A:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1994-A, which is attached as Exhibit 20(c) hereto.

D)       Series 1995-1:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1995-1, which is attached as Exhibit 20(d) hereto.

E)       Series 1995-2:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1995-2, which is attached as Exhibit 20(e) hereto.

F)       Series 1995-3:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1995-3, which is attached as Exhibit 20(f) hereto.

G)       Series 1996-1:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1996-1, which is attached as Exhibit 20(g) hereto.

H)       Series 1996-2:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1996-2, which is attached as Exhibit 20(h) hereto.

I)       Series 1996-3:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1996-3, which is attached as Exhibit 20(i) hereto.

J)       Series 1996-4:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1996-4, which is attached as Exhibit 20(j) hereto.

K)       Series 1997-1:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1997-1, which is attached as Exhibit 20(k) hereto.

L)       Series 1997-2:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1997-2, which is attached as Exhibit 20(l) hereto.

M)       Series 1997-3:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1997-3, which is attached as Exhibit 20(m) hereto.

N)       Series 1997-4:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1997-4, which is attached as Exhibit 20(n) hereto.

O)       Series 1998-1:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1998-1, which is attached as Exhibit 20(o) hereto.

P)       Series 1998-2:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1998-2, which is attached as Exhibit 20(p) hereto.

Q)       Series 1998-3:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1998-3, which is attached as Exhibit 20(q) hereto.

R)       Series 1998-4:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1998-4, which is attached as Exhibit 20(r) hereto.

S)       Series 1998-6:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1998-6, which is attached as Exhibit 20(s) hereto.

T)       Series 1998-7:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1998-7, which is attached as Exhibit 20(t) hereto.

U)       Series 1999-1:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1999-1, which is attached as Exhibit 20(u) hereto.

V)       Series 1999-2:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1999-2, which is attached as Exhibit 20(v) hereto.

W)       Series 1999-3:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1999-3, which is attached as Exhibit 20(w) hereto.

X)       Series 1999-4:
         --------------
On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1999-4, which is attached as Exhibit 20(x) hereto.

Y)       Series 1999-5:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1999-5, which is attached as Exhibit 20(y) hereto.

Z)       Series 1999-6:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 1999-6, which is attached as Exhibit 20(z) hereto.

AA)      Series 2000-1:
         --------------

On February 15, 2000 the Registrant made available the Monthly
Certificateholders' Statement for January 2000 with respect to Series 2000-1, which is attached as Exhibit 20(aa) hereto.

Item 7. Financial Statements and Exhibits
c)    Exhibits


Exhibit No.                         Description
-----------                         ------------
20(a)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1993-3.

20(b)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1994-2.

20(c)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1994-A.

20(d)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1995-1.

20(e)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1995-2.

20(f)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1995-3.

20(g)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1996-1.

20(h)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1996-2.

20(i)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1996-3.

20(j)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1996-4.

20(k)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1997-1.

20(l)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1997-2.

20(m)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1997-3.

20(n)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1997-4.

20(o)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1998-1.



20(p)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1998-2.

20(q)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1998-3.

20(r)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1998-4.

20(s)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1998-6.

20(t)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1998-7.

20(u)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1999-1.

20(v)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1999-2.

20(w)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1999-3.

20(x)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1999-4.

20(y)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1999-5.

20(z)                               Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 1999-6.

20(aa)                              Monthly Certificateholders' Statement, related to the month ending
                                    January 31, 2000, for Series 2000-1.




                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)

                           By: GREENWOOD TRUST COMPANY
                               as originator of the Trust

                           By: John J. Coane
                               -----------------------------------
                               John J. Coane
                               Vice President, Chief Accounting
                               Officer and Treasurer

Date:  February 15, 2000

                                  EXHIBIT INDEX



Exhibit No.                                 Description
-----------                                 -----------
20(a)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1993-3.

20(b)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1994-2.

20(c)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1994-A.

20(d)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1995-1.

20(e)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1995-2.

20(f)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1995-3.

20(g)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1996-1.

20(h)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1996-2.

20(i)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1996-3.

20(j)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1996-4.

20(k)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1997-1.

20(l)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1997-2.

20(m)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1997-3.

20(n)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1997-4.

20(o)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1998-1.


20(p)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1998-2.

20(q)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1998-3.

20(r)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1998-4.

20(s)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1998-6.

20(t)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1998-7.

20(u)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1999-1.

20(v)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1999-2.

20(w)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1999-3.

20(x)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1999-4.

20(y)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1999-5.

20(z)                                       Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            1999-6.

20(aa)                                      Monthly Certificateholders'
                                            Statement, related to the month
                                            ending January 31, 2000, for Series
                                            2000-1.

